Exhibit 99.2

Supplemental Information

December 31, 2009

Supplemental Information

Table of Contents

December 31, 2009

The information within refers to all Highwoods Properties’ wholly-owned entities, except pages 30 to 37, unless noted otherwise. Wholly-owned entities include properties classified as both continuing operations and discontinued operations.

All financial information contained in this document is unaudited. In addition, certain matters discussed in this supplemental, including estimates of net operating income, pre-leasing commitments and the cost, timing and stabilization of announced development projects, are forward-looking statements within the meaning of the federal securities laws. Although Highwoods believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from Highwoods’ current expectations include general economic conditions, local real estate conditions, the timely development and lease-up of properties, and other risks listed at the end of our fourth quarter earnings press release and detailed from time to time in the Company’s SEC reports. Highwoods assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

This supplemental also includes non-GAAP financial measures, such as Funds From Operations (FFO) and net operating income (NOI). Definitions of FFO and NOI and an explanation of management’s view of the usefulness and risks of FFO and NOI can be found toward the end of the fourth quarter earnings press release.

Summary

Amounts in thousands, except per share amounts

	Three Months Ended
	12/31/09	09/30/09	06/30/09	03/31/09	12/31/08

Shares and units:

Common shares outstanding at end of period	71,285	71,071	70,848	63,763	63,572
Common units outstanding at end of period	3,891	3,965	4,059	4,067	4,067
Weighted average common shares outstanding - basic	71,115	70,902	66,122	63,631	63,563
Weighted average common shares outstanding - diluted	75,263	75,072	70,234	67,705	67,568

Share price:

At end of period	$33.35	$31.45	$22.37	$21.42	$27.36
High close during period	34.84	32.84	26.13	26.17	34.29
Low close during period	27.23	20.12	20.34	16.57	15.59

Financial information:

Land sale gains, net of (impairments)	$—	$15	$124	$—	$(1,565)
Gains on for sale residential condominiums, net of partner’s interest	393	160	295	550	4,301
Lease termination income	380	124	171	1,138	216
Straight line rental income	1,250	535	718	1,534	701
Capitalized interest	580	1,154	1,317	1,504	1,399
Impairments on depreciable properties 1/	13,518	(576)	—	—	(32,442)
Gains on debt extinguishment	—	657	630	—	—
Gains on disposition of depreciable properties 2/	846	19	21,794	92	6,685
Gain on settlement of legal claim	—	1,050	—	—	—

Funds from operations per share - diluted	$0.42	$0.62	$0.70	$0.70	$0.20

Funds from operations per share - diluted, excluding certain items 3/	$0.60	$0.62	$0.69	$0.70	$0.67

Wholly - owned property information:

In-Service rentable square feet:
Office	20,445	20,319	19,988	19,594	19,556
Industrial	6,463	6,463	6,463	6,463	6,467
Retail	869	909	909	1,337	1,350

Total	27,777	27,691	27,360	27,394	27,373

In-Service occupancy:
Office	88.8%	88.6%	89.0%	89.1%	90.2%
Industrial	87.4%	84.6%	84.5%	87.9%	92.6%
Retail	98.0%	92.9%	90.7%	93.2%	94.6%

Total	88.8%	87.8%	88.0%	89.0%	91.0%

1/	September 30, 2009 amount includes $199 representing the Company’s share of an impairment recorded by an unconsolidated joint venture.
2/	June 30, 2009 amount includes $781 representing the Company’s share of a gain recorded by an unconsolidated joint venture.
3/	Excludes impairments on depreciable assets, gains on debt extinguishments, and preferred stock redemption/repurchase charges.

i

Corporate Information

Board of Directors	Research Coverage

O. Temple Sloan Jr., Chairman	Bank of America/Merrill Lynch
Thomas W. Adler	Jamie Feldman - 212-449-6339
Gene H. Anderson
Edward J. Fritsch	Citigroup Global Markets
David J. Hartzell, Ph.D.	Michael Bilerman - 212-816-1383
Lawrence S. Kaplan
Sherry A. Kellett	Credit Suisse - North America
L. Glenn Orr Jr.	Steve Benyik - 212-538-0239

Corporate Officers	Deutsche Bank
John Perry - 212-250-4912
Edward J. Fritsch
President, Chief Executive Officer and Director	Green Street Advisors
John Stewart - 949-640-8780
Michael E. Harris
Executive Vice President and Chief Operating Officer	Macquarie Research
Robert Stevenson - 212-231-8068
Terry L. Stevens
Senior Vice President, Chief Financial Officer	RBC Capital Markets
Dave Rodgers - 440-715-2647
Daniel L. Clemmens
Vice President, Chief Accounting Officer	RW Baird
Chris Lucas - 703-821-5780
S. Hugh Esleeck
Treasurer	Stifel Nicolaus
John Guinee - 443-224-1307
Peter T. Jardine	Erin Aslakson - 443-224-1350
Vice President, Corporate Marketing
Wells Fargo Securities, LLC
Carman J. Liuzzo	Brendan Maiorana - 443-263-6516
Vice President, Investments

Art H. McCann
Chief Information Officer

Jeffrey D. Miller
Vice President, General Counsel and Secretary

Kevin E. Penn
Vice President, Strategy

Michael D. Starchville
Vice President, Asset Management

Tabitha N. Zane
Vice President, Investor Relations and Corporate Communications

ii

Corporate Information

Divisional Officers	Corporate Headquarters
Highwoods Properties, Inc.
Atlanta, GA	3100 Smoketree Court, Suite 600
James V. Bacchetta, Vice President	Raleigh, NC 27604
919-872-4924
Kansas City, MO
Glenn E. Stephenson, Vice President	Stock Exchange
NYSE Trading Symbol: HIW
Memphis, TN
Steven L. Guinn, Vice President	Investor Relations Contact
Tabitha Zane
Nashville, TN; Memphis,TN; Greenville, SC	Vice President, Investor Relations and Corporate Communications
W. Brian Reames - Senior Vice President	Phone:	919-431-1529
	Fax:	919-431-1439
Orlando, FL	E-mail:	tabitha.zane@highwoods.com
Steven J. Garrity, Vice President
Information Request
Piedmont Triad, NC E. F. “Rick” Dehnert, Vice President	To request a Supplemental Package or Annual Report or to be added to our e-mail distribution list, please contact Tabitha Zane at the contact information listed above.
Raleigh, NC
Thomas “Skip” Hill, Vice President
The Company
Richmond, VA Paul W. Kreckman, Vice President Tampa, FL Daniel E. Woodward, Vice President

Highwoods Properties, Inc., a member of the S&P MidCap 400 Index, is a fully integrated, self-administered and self-managed equity real estate investment trust (“REIT”) that provides leasing, management, development, construction and other customer-related services for its properties and for third parties. As of December 31, 2009, the Company owned or had an interest in 377 in-service office, industrial and retail properties encompassing approximately 35.5 million square feet. Highwoods also wholly-owned 581 acres of development land. Highwoods is based in Raleigh, North Carolina, and its properties and development land are located in Florida, Georgia, Iowa, Maryland, Mississippi, Missouri, North Carolina, South Carolina, Tennessee, and Virginia. For more information about Highwoods Properties, please visit our website at www.highwoods.com.

iii

Consolidated Statements of Income/(Loss)

Amounts in thousands, except per share amounts

	Year Ended		Three Months Ended
	12/31/09	12/31/08	12/31/09	09/30/09	06/30/09	03/31/09	12/31/08

Rental and other revenues	$454,026	$450,291	$113,669	$114,144	$112,854	$113,359	$114,379

Operating expenses:
Rental property and other expenses	164,255	161,852	41,319	42,886	39,322	40,728	43,085
Depreciation and amortization	131,048	124,673	32,686	32,612	32,825	32,925	32,351
Impairment of assets held for use	13,518	32,846	13,518	—	—	—	32,846
General and administrative	36,682	38,043	9,396	9,485	9,486	8,315	8,681

Total operating expenses	345,503	357,414	96,919	84,983	81,633	81,968	116,963

Interest expense:
Contractual	81,982	92,858	21,457	20,001	19,945	20,579	23,055
Amortization of deferred financing costs	2,760	2,716	782	627	689	662	678
Financing obligations	2,130	2,918	(21)	706	710	735	631

	86,872	98,492	22,218	21,334	21,344	21,976	24,364

Other income:
Interest and other income	8,263	3,825	1,648	3,324	2,284	1,007	419
Gains on debt extinguishment	1,287	—	—	657	630	—	—

	9,550	3,825	1,648	3,981	2,914	1,007	419

Income/(loss) from continuing operations before disposition of property and condominiums and equity in earnings of unconsolidated affiliates	31,201	(1,790)	(3,820)	11,808	12,791	10,422	(26,529)

Gains/(losses) on disposition of property	266	781	19	34	194	19	(1,071)
Gains on for sale residential condominiums 1/	922	5,617	99	187	289	347	5,617
Equity in earnings of unconsolidated affiliates	5,421	5,878	1,577	682	1,862	1,300	1,155

Income/(loss) from continuing operations	37,810	10,486	(2,125)	12,711	15,136	12,088	(20,828)
Discontinued operations:
Income from discontinued operations	2,418	6,639	145	239	995	1,039	1,372
Net gains/(losses) on disposition of discontinued operations	21,466	18,485	827	(377)	20,943	73	6,595

	23,884	25,124	972	(138)	21,938	1,112	7,967

Net income/(loss)	61,694	35,610	(1,153)	12,573	37,074	13,200	(12,861)
Net (income)/loss attributable to noncontrolling interests in the Operating Partnership	(3,197)	(1,577)	142	(591)	(2,054)	(694)	967
Net (income)/loss attributable to noncontrolling interests in consolidated affiliates	(11)	(2,041)	147	(24)	(116)	(18)	(1,451)
Dividends on preferred stock	(6,708)	(9,804)	(1,677)	(1,677)	(1,677)	(1,677)	(1,677)
Excess of preferred stock redemption cost over carrying value	—	(108)	—	—	—	—	—

Net income/(loss) available for common stockholders	$51,778	$22,080	$(2,541)	$10,281	$33,227	$10,811	$(15,022)

Earnings per common share - diluted:
Income/(loss) from continuing operations available for common stockholders	$0.43	$(0.03)	$(0.05)	$0.14	$0.19	$0.15	$(0.36)
Income from discontinued operations available for common stockholders	0.33	0.40	0.01	—	0.31	0.02	0.12

Net income/(loss) available for common stockholders	$0.76	$0.37	$(0.04)	$0.14	$0.50	$0.17	$(0.24)

Weighted average common shares outstanding - diluted	72,079	59,320	71,115	75,072	70,234	67,705	63,563

Dividends declared and paid per common share	$1.700	$1.700	$0.425	$0.425	$0.425	$0.425	$0.425

Net income/(loss) available for common stockholders:
Income/(loss) from continuing operations available for common stockholders	$29,282	$(1,459)	$(3,462)	$10,412	$12,566	$9,766	$(22,509)
Income/(loss) from discontinued operations available for common stockholders	22,496	23,539	921	(131)	20,661	1,045	7,487

Net income/(loss) available for common stockholders	$51,778	$22,080	$(2,541)	$10,281	$33,227	$10,811	$(15,022)

1/	After adjusting for our partner’s share, which is reflected in “Net income attributable to noncontrolling interest in consolidated affiliates”, net gains to the Company were $393 and $1,398 for the three months and year ended December 31, 2009, respectively.

Funds from Operations

and Additional Information

Amounts in thousands, except per share amounts

	Year Ended		Three Months Ended
	12/31/09	12/31/08	12/31/09	09/30/09	06/30/09	03/31/09	12/31/08
Funds from operations:
Net income/(loss)	$61,694	$35,610	$(1,153)	$12,573	$37,074	$13,200	$(12,861)
Net (income)/loss attributable to noncontrolling interests in the Operating Partnership	(3,197)	(1,577)	142	(591)	(2,054)	(694)	967
Net (income)/loss attributable to noncontrolling interests in consolidated affiliates	(11)	(2,041)	147	(24)	(116)	(18)	(1,451)
Dividends on preferred stock	(6,708)	(9,804)	(1,677)	(1,677)	(1,677)	(1,677)	(1,677)
Excess of preferred stock redemption cost over carrying value	—	(108)	—	—	—	—	—

Net income/(loss) available for common stockholders	51,778	22,080	(2,541)	10,281	33,227	10,811	(15,022)
Add/(deduct):
Depreciation and amortization of real estate assets	129,150	122,728	32,228	32,106	32,334	32,482	31,878
(Gains) on disposition of depreciable properties	(127)	(126)	(19)	(19)	(70)	(19)	(90)
Net (income)/loss attributable to noncontrolling interests from the Operating Partnership	3,197	1,577	(142)	591	2,054	694	(967)
Unconsolidated affiliates:
Depreciation and amortization of real estate assets	12,839	12,751	3,014	3,352	3,223	3,250	3,285
(Gains) on disposition of depreciable properties	(781)	—	—	—	(781)	—	—
Discontinued operations:
Depreciation and amortization of real estate assets	835	2,947	(2)	77	261	499	677
(Gains) on disposition of depreciable properties	(21,843)	(18,485)	(827)	—	(20,943)	(73)	(6,595)

Funds from operations	$175,048	$143,472	$31,711	$46,388	$49,305	$47,644	$13,166

Funds from operations per share - diluted
Net income/(loss) available for common stockholders	$0.76	$0.37	$(0.04)	$0.14	$0.50	$0.17	$(0.24)
Add/(deduct):
Depreciation and amortization of real estate assets	1.79	1.93	0.43	0.43	0.46	0.47	0.47
(Gains) on disposition of depreciable properties	—	—	—	—	—	—	—
Unconsolidated affiliates:
Depreciation and amortization of real estate assets	0.18	0.20	0.04	0.05	0.05	0.05	0.05
(Gains) on disposition of depreciable properties	(0.01)	—	—	—	(0.01)	—	—
Discontinued operations:
Depreciation and amortization of real estate assets	0.01	0.05	—	—	—	0.01	0.01
(Gains) on disposition of depreciable properties	(0.30)	(0.29)	(0.01)	—	(0.30)	—	(0.10)

Funds from operations per share - diluted	$2.43	$2.26	$0.42	$0.62	$0.70	$0.70	$0.19

Weighted average shares outstanding - diluted	72,079	63,492	75,263	75,072	70,234	67,705	67,568

Additional information: 1/

Funds from operations, excluding certain items 2/	$187,855	$176,022	$45,229	$46,307	$48,675	$47,644	$45,608

Funds from operations per share, excluding certain items 2/	$2.61	$2.77	$0.60	$0.62	$0.69	$0.70	$0.67

Straight line rental income	$(4,037)	$(5,964)	$(1,250)	$(535)	$(718)	$(1,534)	$(701)
Amortization of lease incentives	1,110	1,041	244	318	250	298	258
Depreciation of non-real estate assets	1,217	1,312	291	318	327	281	308
Ground lease straight line rent expense	291	165	52	66	48	125	38
Stock-based compensation expense	6,567	6,717	1,363	1,631	1,731	1,842	1,432
Amortization of deferred financing costs	2,760	2,717	782	627	689	662	679
Amortization of accumulated other comprehensive loss	(249)	181	(20)	(88)	(71)	(70)	7
Amortization of Harborview FMV	(965)	(140)	(824)	(47)	(47)	(47)	(35)

Non-incremental revenue generating capital expenditures paid: 3/
Building improvements	(16,546)	(22,202)	(8,028)	(5,072)	(2,524)	(922)	(12,502)
2nd generation tenant improvements	(22,633)	(27,076)	(8,083)	(4,452)	(4,716)	(5,382)	(6,744)
2nd generation lease commissions	(8,854)	(12,177)	(3,705)	(1,123)	(1,746)	(2,280)	(3,295)

Common dividends and unit distributions paid	(121,261)	(106,957)	(31,872)	(31,863)	(28,844)	(28,682)	(28,667)

1/	Increase or (decrease) to cash flows.
2/	Excludes impairments on depreciable assets, gains on debt extinguishments, and preferred stock redemption/repurchase charges.
3/	Excludes capital expenditures paid for buildings sold prior to December 31, 2009.

Consolidated Balance Sheets

Dollars in thousands

	12/31/09	12/31/08
Assets:
Real estate assets, at cost:
Land	$350,537	$352,005
Buildings and tenant improvements	2,880,632	2,815,967
Development in process	—	61,938
Land held for development	104,148	98,946

	3,335,317	3,328,856
Less-accumulated depreciation	(781,073)	(712,837)

Net real estate assets	2,554,244	2,616,019
For sale residential condominiums	12,933	24,284
Real estate and other assets, net, held for sale	5,031	5,096
Cash and cash equivalents	23,699	13,757
Restricted cash	6,841	2,258
Accounts receivable, net of allowance of $2,810 and $1,281, respectively	21,069	23,687
Notes receivable, net of allowance of $698 and $459, respectively	3,143	3,602
Accrued straight-line rents receivable, net of allowance of $2,443 and $2,082, respectively	82,600	79,706
Investment in unconsolidated affiliates	66,077	67,723
Deferred financing and leasing costs, net of accumulated amortization of $52,129 and $52,494, respectively	73,517	72,992
Prepaid expenses and other assets	37,947	37,046

Total Assets	$2,887,101	$2,946,170

Liabilities, Noncontrolling Interests in the Operating Partnership and Equity:
Mortgages and notes payable	$1,469,155	$1,604,685
Accounts payable, accrued expenses and other liabilities	117,328	135,609
Financing obligations	37,706	34,174

Total Liabilities	1,624,189	1,774,468
Noncontrolling interests in the Operating Partnership	129,769	111,278
Equity:
Preferred stock	81,592	81,592
Common stock	713	636
Additional paid-in capital	1,751,398	1,616,093
Distributions in excess of net earnings	(701,932)	(639,281)
Accumulated other comprehensive loss	(3,811)	(4,792)

Total Stockholders’ Equity	1,127,960	1,054,248
Noncontrolling interests in consolidated affiliates	5,183	6,176

Total Equity	1,133,143	1,060,424

Total Liabilities, Noncontrolling Interests in the Operating Partnership and Equity	$2,887,101	$2,946,170

Components of Net Asset Value

Dollars in thousands

Note: The purpose of providing the following information at the beginning of each year is to enable readers to derive their own estimate of net asset value. The Company updates this information annually based on management’s assumptions regarding projected current year net operating income as of the date of initial publication and will not be updated to reflect any facts, circumstances or changes in financial or operating assumptions that may occur during the year. This information is not intended to be an asset-by-asset or enterprise valuation.

Consolidated properties projected net operating income (NOI) 1/
Office	$237,230
Retail	19,209
Industrial/Other	19,047
Deduct partner’s share of consolidated JV’s (Office)	(5,040)

Total Net Operating Income	$270,446

Highwoods’ share of unconsolidated joint ventures projected NOI
Office	$29,103

Other income
Development, leasing and management fees	$5,053

Add other assets:
Development investment at cost	$77,090
Assets not fairly valued by capitalized NOI valuation method 2/	139,862
Land held for development at market value	145,985
Cash and cash equivalents	23,699
Restricted cash	6,841
Accounts receivable, net	21,069
Notes receivable and prepaid expenses	41,090
Highwoods share of unconsolidated JV’s other assets	21,108
Deduct partner’s share of consolidated JV’s other assets	(2,903)

Other assets total	$473,841

Deductions:
Total liabilities	$117,328
Mortgages and notes payable	1,469,155
Deduct partner’s share of Consolidated JV’s liabilities and mortgages	(36,792)
Market value of debt adjustment 3/	(28,720)
Preferred stock, at liquidation value	81,592
Highwoods’ share of unconsolidated joint ventures liabilities	251,817
Deduct market value of debt adjustment for JV debt	(4,247)

$1,850,133

Estimated diluted common shares and common units for 2010 (000’s)	75,600

1/	Projected 2009 NOI excludes straight line income, lease termination fee income, NOI related to completed not stabilized developments, and NOI related to assets undervalued by capitalized NOI method.
2/	Consolidated Properties projected 2009 NOI is adjusted to eliminate the net NOI for properties for which a NOI capitalization approach is not appropriate. For these assets, an alternative methodology has been applied.
3/	In accordance with prior practice, we included an adjustment to mark our debt and bonds to estimated fair value as of December 31, 2009.

Components of Discontinued Operations

Dollars in thousands

	For the Year Ended		Three Months Ended
	12/31/09	12/31/08	12/31/09	09/30/09	06/30/09	03/31/09	12/31/08
Rental and other revenues	$5,284	$15,572	$359	$481	$1,839	$2,605	$3,394

Operating expenses:
Rental property and other expenses	2,031	6,017	216	164	584	1,067	1,354
Depreciation and amortization	835	2,947	(2)	78	260	499	677

Total operating expenses	2,866	8,964	214	242	844	1,566	2,031

Other income	—	31	—	—	—	—	9

Income before gains/(losses) from discontinued operations	2,418	6,639	145	239	995	1,039	1,372
Net gains/(losses) on disposition of discontinued operations	21,466	18,485	827	(377)	20,943	73	6,595

Net income/(loss) from discontinued operations	$23,884	$25,124	$972	$(138)	$21,938	$1,112	$7,967

Capitalization

Dollars, shares, and units in thousands

	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08

Long-Term Debt (see pages 7 & 8):	$1,469,155	$1,472,585	$1,428,650	$1,619,276	$1,604,685

Financing Obligations:	$37,706	$35,043	$34,758	$34,509	$34,174

Preferred Stock (at liquidation value):
Series A 8 5/8% Cumulative Redeemable	$29,092	$29,092	$29,092	$29,092	$29,092
Series B 8% Cumulative Redeemable	52,500	52,500	52,500	52,500	52,500

Total preferred stock	$81,592	$81,592	$81,592	$81,592	$81,592

Common Shares and Units Outstanding:
Common stock outstanding	71,285	71,071	70,848	63,763	63,572
Noncontrolling interest partnership units	3,891	3,965	4,059	4,067	4,067

Total common shares and units outstanding	75,176	75,036	74,907	67,830	67,639

Stock price at period end	$33.35	$31.45	$22.37	$21.42	$27.36

Market value of common equity	$2,507,120	$2,359,882	$1,675,670	$1,452,919	$1,850,603

Total market capitalization with debt and obligations	$4,095,573	$3,949,102	$3,220,670	$3,188,296	$3,571,054

See pages 30 to 37 for information regarding Highwoods’ Joint Ventures.

Long-Term Debt Summary

Dollars in thousands

	12/31/09		9/30/09		6/30/09	3/31/09	12/31/08

Balances Outstanding:

Secured:
Conventional fixed rate 1/	$678,986		$681,666		$523,560	$631,207	$634,317
Variable rate debt	41,741		42,521		43,733	34,540	20,869

Secured total	720,727		724,187		567,293	665,747	655,186

Unsecured:
Fixed rate bonds and notes	590,928		590,898		595,857	599,029	648,999
Bank term loans	157,500		157,500		157,500	157,500	137,500
Credit facility	—		—		108,000	197,000	163,000

Unsecured total	748,428		748,398		861,357	953,529	949,499

Total	$1,469,155		$1,472,585		$1,428,650	$1,619,276	$1,604,685

End of Period Weighted Average Interest Rates:

Secured:
Conventional fixed rate	6.52%		6.52%		6.37%	6.61%	6.61%
Variable rate debt	1.09%		1.10%		1.20%	1.41%	1.73%

Secured total	6.21%		6.20%		5.97%	6.34%	6.45%

Unsecured:
Fixed rate bonds	6.41%		6.41%		6.40%	6.40%	6.53%
Bank term loans	1.66%		2.73%		2.75%	2.83%	2.66%
Credit facility	3.14%	2/	1.05%	2/	1.11%	1.34%	2.39%

Unsecured total	5.41%		5.63%		5.07%	4.77%	5.26%

Weighted Average	5.80%		5.91%		5.43%	5.41%	5.75%

Maturity Schedule:

	Future Maturities of Debt				Average Interest Rate
Year	Secured Debt 3/		Unsecured Debt	Total Debt 3/
2010	$41,741	4/	$—	$41,741	1.09%
2011	—		137,500	137,500	1.33%
2012	215,879		20,000	235,879	6.68%
2013	257,559		—	257,559	5.90%
2014	35,819		—	35,819	5.79%
2015	—		—	—	—
2016	169,729		—	169,729	7.09%
2017	—		390,928	390,928	5.85%
2018	—		200,000	200,000	7.50%
2019	—		—	—	—

Total maturities	$720,727		$748,428	$1,469,155	5.80%

Weighted average maturity = 4.9 years

1/	Includes a $21.9 million loan related to a consolidated 20% owned joint venture (Harborview) and $35.8 million in loans at December 31, 2009 related to a consolidated 50% joint venture (Markel).
2/	No balances were outstanding at period end.
3/	All periods exclude annual principal amortization.
4/	Maturity date does not reflect two one-year extension options.

Long-Term Debt Detail

Dollars in thousands

Secured Loans

Lender	Rate	Maturity Date	Loan Balance 12/31/09	Undepreciated Book Value of Assets Secured
Northwestern Mutual	7.05%	Jan-12	$188,088	$301,825
Northwestern Mutual	6.03%	Mar-13	130,740	183,343
Massachusetts Mutual Life Ins. Co. 1/	5.68%	Dec-13	115,959	213,370
New York Life Insurance Company	6.88%	Jan-16	114,610	222,842
Western-Southern Life Assurance Company	7.50%	Aug-16	47,108	71,824
PNC/Regions/Union Bank of California/U.S. Bank 2/ /3	1.09%	Dec-10	41,741	54,470
Metropolitan Life Ins. Co. 4/	6.06%	Oct-12	21,929	39,108
Principal Life Insurance Company 5/	5.79%	Jan-14	10,980	14,430
Principal Life Insurance Company 5/	5.79%	Jan-14	10,980	18,781
Massachusetts Mutual Life Ins. Co. 1/	6.48%	Dec-13	10,329
Principal Life Insurance Company 5/	5.74%	Jan-14	8,656	14,320
State Farm Life Insurance	7.65%	Feb-16	8,010	16,890
Lutheran Brotherhood	6.80%	Apr-12	5,862	8,045
Principal Life Insurance Company 5/	5.89%	Jan-14	5,202	7,514
American United Life	9.00%	Jun-13	533	3,355

	6.21%		720,727	$1,170,117

Unsecured Bonds
Bonds	5.85%	Mar-17	390,928
Bonds	7.50%	Apr-18	200,000

	6.41%		590,928

Unsecured Loans
Credit facility 2/	3.14%	Feb-13	—
Bank term loan 2/	1.33%	Feb-11	137,500
Bank term loan 2/	3.90%	Mar-12	20,000

	1.66%		157,500

Total Debt	5.80%		$1,469,155

Revolving Credit Facility

Name of Lender	Total Commitment	Amount Outstanding 12/31/09	Unfunded Commitment at 12/31/09
Bank of America, N.A.	$55,000	$—	$55,000
Wells Fargo Bank, N.A.	55,000	—	55,000
Branch Banking and Trust Co.	45,000	—	45,000
PNC Bank, N.A.	45,000	—	45,000
US Bank	32,500	—	32,500
Regions Bank	27,500	—	27,500
Capital One	25,000	—	25,000
Comerica Bank	25,000	—	25,000
Morgan Stanley	25,000	—	25,000
RBC Bank	25,000	—	25,000
Union Bank of California, N.A.	25,000	—	25,000
First Tennessee Bank	15,000	—	15,000

	$400,000	$—	$400,000

1/	These two loans are secured by the same assets.
2/	Floating rate loans based on one month libor.
3/	Maturity date does not reflect two one-year extension options.
4/	Loan relates to a consolidated 20% owned joint venture (Harborview).
5/	Loans relate to a consolidated 50% owned joint venture (Markel).

Portfolio Summary - Wholly-Owned Properties Only 1/

(Rentable Square Feet)

	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08
Office Industrial & Retail
In-Service:
Office	20,445,000	20,319,000	19,988,000	19,594,000	19,556,000
Industrial	6,463,000	6,463,000	6,463,000	6,463,000	6,467,000
Retail 2/	869,000	909,000	909,000	1,337,000	1,350,000

Total 3/	27,777,000	27,691,000	27,360,000	27,394,000	27,373,000

Development Completed - Not Stabilized:
Office	301,000	153,000	373,000	665,000	665,000
Industrial	200,000	200,000	200,000	200,000	—
Retail	—	—	—	—	—

Total	501,000	353,000	573,000	865,000	665,000

Development - In Process:
Office	—	148,000	258,000	358,000	358,000
Industrial	—	—	—	—	200,000
Retail	—	—	—	—	—

Total	—	148,000	258,000	358,000	558,000

Total:
Office	20,746,000	20,620,000	20,619,000	20,617,000	20,579,000
Industrial	6,663,000	6,663,000	6,663,000	6,663,000	6,667,000
Retail 2/	869,000	909,000	909,000	1,337,000	1,350,000

Total 3/	28,278,000	28,192,000	28,191,000	28,617,000	28,596,000

Same Property
Office	18,701,000	18,701,000	18,701,000	18,701,000	18,701,000
Industrial	5,782,000	5,782,000	5,782,000	5,782,000	5,782,000
Retail	869,000	869,000	869,000	869,000	869,000

Total	25,352,000	25,352,000	25,352,000	25,352,000	25,352,000

Percent Leased/Pre-Leased:
In-Service:
Office	88.8%	88.6%	89.0%	89.1%	90.2%
Industrial	87.4%	84.6%	84.5%	87.9%	92.6%
Retail	98.0%	92.9%	90.7%	93.2%	94.6%

Total	88.8%	87.8%	88.0%	89.0%	91.0%

Development Completed - Not Stabilized:
Office	46.0%	67.0%	41.6%	64.2%	64.2%
Industrial	50.0%	50.0%	50.0%	50.0%	—
Retail	—	—	—	—	—

Total	47.6%	57.4%	44.6%	60.9%	64.2%

Development - In Process:
Office	—	17.0%	52.4%	65.7%	65.7%
Industrial	—	—	—	—	50.0%
Retail	—	—	—	—	—

Total	—	17.0%	52.4%	65.7%	60.1%

Same Property
Office	88.7%	88.6%	88.8%	89.2%	90.3%
Industrial	86.0%	84.8%	84.7%	87.2%	93.0%
Retail	98.0%	92.5%	90.3%	93.2%	96.7%

Total	88.4%	87.9%	87.9%	88.9%	91.1%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Excludes 205,000 square feet of basement space in the Country Club Plaza.
3/	Excludes minor “for rent” apartment building.

Portfolio Summary

(Continued)

As of December 31, 2009

Summary by Location, Wholly-Owned Properties Only 1/:

				Percentage of Annualized Cash Revenue 2/
Market	Rentable Square Feet		Occupancy	Office	Industrial	Retail	Total
Raleigh 3/	4,194,000		83.8%	15.9%	—	—	15.9%
Tampa	2,878,000		90.9%	15.3%	—	—	15.3%
Atlanta	5,653,000		90.4%	11.2%	3.9%	—	15.1%
Nashville	2,938,000		95.1%	13.1%	—	—	13.1%
Kansas City	1,508,000	4/	92.9%	3.4%	—	6.8%	10.2%
Piedmont Triad 5/	5,482,000		82.2%	6.0%	2.9%	—	8.9%
Richmond	2,229,000		93.2%	8.9%	—	—	8.9%
Memphis	1,582,000		91.5%	7.0%	—	—	7.0%
Greenville	897,000		88.5%	3.3%	—	—	3.3%
Orlando	416,000		94.4%	2.3%	—	—	2.3%

Total	27,777,000		88.8%	86.4%	6.8%	6.8%	100.0%

Summary by Location, Including Joint Venture Properties:

				Percentage of Annualized Cash Revenue 2/ 6/
Market	Rentable Square Feet		Occupancy	Office	Industrial	Retail	Multi-Family	Total
Raleigh	5,008,000		85.1%	14.9%	—	—	—	14.9%
Atlanta	6,488,000		88.2%	10.9%	3.5%	—	—	14.4%
Tampa	3,083,000		91.1%	13.8%	—	—	—	13.8%
Nashville	2,938,000		95.1%	11.6%	—	—	—	11.6%
Kansas City	2,227,000	4/	89.4%	4.2%	—	6.0%	—	10.2%
Richmond	2,642,000		94.3%	8.4%	—	—	—	8.4%
Piedmont Triad	5,740,000		81.2%	5.6%	2.6%	—	—	8.2%
Memphis	1,582,000		91.5%	6.2%	—	—	—	6.2%
Orlando	2,269,000		88.6%	5.3%	—	—	—	5.3%
Des Moines	2,506,000		87.3%	3.0%	0.5%	0.1%	0.4%	4.0%
Greenville	897,000		88.5%	2.9%	—	—	—	2.9%
Charlotte	148,000		100.0%	0.1%	—	—	—	0.1%

Total	35,528,000		88.1%	86.9%	6.6%	6.1%	0.4%	100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Annualized Cash Revenue is December, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
3/	Raleigh Market encompasses Raleigh, Durham, Cary, and Research Triangle metropolitan area.
4/	Excludes 205,000 square feet of basement space in the Country Club Plaza.
5/	Piedmont Triad Market encompasses Greensboro, Winston-Salem metropolitan area.
6/	Includes Highwoods’ share of Joint Venture Annualized Cash Revenue, see page 34.

Portfolio Summary - Wholly-Owned Properties Only

(Continued)

As of December 31, 2009

	Office Properties 1/			Industrial
Market	Rentable Square Feet	Occupancy	Percentage of Office Annualized Cash Revenue 2/	Rentable Square Feet	Occupancy	Percentage of Industrial Annualized Cash Revenue 2/
Raleigh	4,194,000	83.8%	18.5%	—	—	—
Tampa	2,878,000	90.9%	17.6%	—	—	—
Nashville	2,938,000	95.1%	15.2%	—	—	—
Atlanta	2,571,000	89.8%	12.9%	3,082,000	90.9%	57.2%
Richmond	2,229,000	93.2%	10.3%	—	—	—
Memphis	1,582,000	91.5%	8.1%	—	—	—
Piedmont Triad	2,101,000	78.8%	7.0%	3,381,000	84.3%	42.8%
Kansas City	639,000	86.0%	3.9%	—	—	—
Greenville	897,000	88.5%	3.8%	—	—	—
Orlando	416,000	94.4%	2.7%	—	—	—

	20,445,000	88.8%	100.0%	6,463,000	87.4%	100.0%

	Retail
Market	Rentable Square Feet	Occupancy	Percentage of Retail Annualized Cash Revenue 2/
Kansas City 3/	869,000	98.0%	100.0%

	869,000	98.0%	100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Annualized Cash Revenue is December, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
3/	Excludes 205,000 square feet of basement space in the Country Club Plaza.

Occupancy Trends - Office, Industrial and Retail Properties 1/

Market	Measurement	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08

Atlanta	Rentable Square Feet	5,653,000	5,653,000	5,653,000	5,552,000	5,552,000
	Occupancy	90.4%	90.7%	91.4%	91.9%	93.4%
	Current Properties 2/	90.2%	90.5%	91.2%	91.9%	93.3%

Greenville	Rentable Square Feet	897,000	897,000	897,000	897,000	897,000
	Occupancy	88.5%	89.0%	90.5%	93.8%	94.4%
	Current Properties 2/	88.5%	89.0%	90.5%	93.8%	94.4%

Kansas City 3/	Rentable Square Feet	1,508,000	1,508,000	1,508,000	1,936,000	1,953,000
	Occupancy	92.9%	89.8%	89.3%	90.8%	92.3%
	Current Properties 2/	92.9%	89.8%	89.3%	90.2%	93.1%

Memphis	Rentable Square Feet	1,582,000	1,582,000	1,472,000	1,472,000	1,473,000
	Occupancy	91.5%	91.6%	93.1%	92.5%	92.5%
	Current Properties 2/	90.9%	91.6%	93.1%	92.5%	92.5%

Nashville	Rentable Square Feet	2,938,000	2,997,000	2,997,000	2,997,000	2,988,000
	Occupancy	95.1%	93.8%	95.0%	95.2%	95.0%
	Current Properties 2/	95.1%	93.6%	94.9%	95.1%	94.6%

Orlando	Rentable Square Feet	416,000	416,000	416,000	416,000	416,000
	Occupancy	94.4%	95.7%	96.8%	94.2%	95.0%
	Current Properties 2/	94.4%	95.7%	96.8%	94.2%	95.0%

Piedmont Triad	Rentable Square Feet	5,482,000	5,526,000	5,526,000	5,526,000	5,526,000
	Occupancy	82.2%	79.1%	78.2%	81.8%	86.1%
	Current Properties 2/	82.2%	79.0%	78.1%	81.7%	86.1%

Raleigh	Rentable Square Feet	4,194,000	4,224,000	4,004,000	3,711,000	3,711,000
	Occupancy	83.8%	83.6%	83.7%	85.5%	88.6%
	Current Properties 2/	83.7%	83.6%	82.6%	85.4%	88.5%

Richmond	Rentable Square Feet	2,229,000	2,229,000	2,228,000	2,228,000	2,229,000
	Occupancy	93.2%	92.4%	92.0%	91.3%	90.8%
	Current Properties 2/	93.2%	92.4%	92.0%	91.2%	90.8%

Tampa	Rentable Square Feet	2,878,000	2,658,000	2,658,000	2,658,000	2,627,000
	Occupancy	90.9%	90.7%	90.8%	88.7%	91.6%
	Current Properties 2/	90.7%	90.7%	90.8%	88.7%	91.5%

Total	Rentable Square Feet	27,777,000	27,690,000	27,359,000	27,393,000	27,372,000
	Occupancy	88.8%	87.8%	88.0%	89.0%	91.0%

	Current Properties 2/	88.7%	87.8%	87.8%	88.9%	90.9%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Only includes properties that were owned and in-service for all periods shown.
3/	Excludes 205,000 square feet of basement space in the Country Club Plaza.

Leasing Statistics

Office Portfolio 1/

	Three Months Ended					Five Quarter Average
	12/31/09 2/	9/30/09 3/	6/30/09 4/	3/31/09 5/	12/31/08 6/

Net Effective Rents Related to Re-leased Space:
Number of lease transactions (signed leases)	85	97	95	104	129	102
Rentable square footage leased	774,795	558,856	737,490	546,833	868,233	697,241
Square footage of Renewal Deals	580,701	401,168	622,050	430,986	703,690	547,719
Renewed square footage (% of total)	74.9%	71.8%	84.3%	78.8%	81.0%	78.6%
New Leases square footage (% of total)	25.1%	28.2%	15.7%	21.2%	19.0%	21.4%

Weighted average per rentable square foot over the lease term:
Base rent	$20.19	$20.70	$19.06	$19.52	$21.21	$20.14
Tenant improvements	(1.63)	(1.21)	(0.87)	(2.12)	(1.21)	(1.42)
Leasing commissions 7/	(0.34)	(0.53)	(0.44)	(0.47)	(0.60)	(0.48)
Rent concessions	(0.43)	(0.59)	(0.39)	(0.40)	(0.35)	(0.43)

Effective rent	17.79	18.37	17.36	16.53	19.05	17.81
Expense stop	(7.61)	(6.67)	(5.74)	(6.83)	(6.07)	(6.58)

Equivalent effective net rent	$10.18	$11.70	$11.62	$9.70	$12.98	$11.23

Weighted average term in years	7.6	3.8	3.6	4.1	4.7	4.8

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$10,491,600	$3,637,183	$3,304,902	$4,619,505	$5,973,249	$5,724,289
Rentable square feet	774,795	558,856	737,490	546,833	868,233	697,241

Per rentable square foot	$13.54	$6.51	$4.48	$8.45	$6.88	$8.21

Leasing Commissions:
Total dollars committed under signed leases 7/	$1,095,745	$1,248,668	$1,361,976	$1,002,735	$2,463,135	$1,434,452
Rentable square feet	774,795	558,856	737,490	546,833	868,233	697,241

Per rentable square foot	$1.41	$2.23	$1.85	$1.83	$2.84	$2.06

Total:
Total dollars committed under signed leases	$11,587,351	$4,885,851	$4,666,878	$5,622,240	$8,436,384	$7,158,741
Rentable square feet	774,795	558,856	737,490	546,833	868,233	697,241

Per rentable square foot	$14.96	$8.74	$6.33	$10.28	$9.72	$10.27

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Includes 106K square feet of leases that start in 2012 or later.
3/	Includes 98K square feet of leases that start in 2011 or later.
4/	Includes 143K square feet of leases that start in 2011 or later.
5/	Includes 91K square feet of leases that start in 2011 or later.
6/	Includes 38K square feet of leases that start in 2011 or later.
7/	Excludes a full allocation of internal leasing costs.

Leasing Statistics

Industrial Portfolio

	Three Months Ended					Five Quarter Average
	12/31/09	9/30/09 2/	6/30/09	3/31/09 3/	12/31/08

Net Effective Rents Related to Re-leased Space:
Number of lease transactions (signed leases)	18	18	14	14	14	15
Rentable square footage leased	500,405	191,863	624,617	292,938	297,789	361,522
Square footage of Renewal Deals	380,291	127,503	459,757	128,542	249,927	249,204
Renewed square footage (% of total)	76.0%	66.5%	73.6%	43.9%	83.9%	68.9%
New Leases square footage (% of total)	24.0%	33.5%	26.4%	56.1%	16.1%	31.1%

Weighted average per rentable square foot over the lease term:
Base rent	$3.86	$7.29	$3.47	$4.59	$4.37	$4.61
Tenant improvements	(.26)	(0.51)	(0.29)	(0.27)	(0.26)	(0.33)
Leasing commissions 4/	(.06)	(0.04)	(0.10)	(0.07)	(0.08)	(0.07)
Rent concessions	(.07)	(0.11)	(0.09)	(0.17)	(0.01)	(0.09)

Effective rent	3.47	6.63	2.99	4.08	4.02	4.12
Expense stop	(.24)	(2.35)	(0.31)	(0.35)	(0.08)	(0.68)

Equivalent effective net rent	$3.23	$4.28	$2.68	$3.73	$3.94	$3.44

Weighted average term in years	4.3	3.4	3.1	4.1	3.7	3.7

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$760,858	$411,696	$775,542	$506,567	$420,373	$575,007
Rentable square feet	500,405	191,863	624,617	292,938	297,789	361,522

Per rentable square foot	$1.52	$2.15	$1.24	$1.73	$1.41	$1.59

Leasing Commissions:
Total dollars committed under signed leases 4/	$170,216	$22,307	$218,170	$106,339	$71,111	$117,629
Rentable square feet	500,405	191,863	624,617	292,938	297,789	361,522

Per rentable square foot	$.34	$0.12	$0.35	$0.36	$0.24	$0.33

Total:
Total dollars committed under signed leases	$931,075	$434,003	$993,712	$612,906	$491,484	$692,636
Rentable square feet	500,405	191,863	624,617	292,938	297,789	361,522

Per rentable square foot	$1.86	$2.26	$1.59	$2.09	$1.65	$1.92

1/	Includes 100K squarefeet of leases that start in 2012 or later.
2/	Includes 32K square feet of leases that start in 2011 or later.
3/	Includes 56K square feet of leases that start in 2011 or later.
4/	Excludes a full allocation of internal leasing costs.

Leasing Statistics

Retail Portfolio

	Three Months Ended					Five Quarter Average
	12/31/09 1/	9/30/09 2/	6/30/09 3/	3/31/09	12/31/08 4/

Net Effective Rents Related to Re-leased Space:
Number of lease transactions (signed leases)	11	9	9	5	13	9
Rentable square footage leased	40,271	49,132	60,665	11,279	57,245	43,718
Square footage of Renewal Deals	25,966	16,954	54,455	4,970	53,385	31,146
Renewed square footage (% of total)	64.5%	34.5%	89.8%	44.1%	93.3%	71.2%
New Leases square footage (% of total)	35.5%	65.5%	10.2%	55.9%	6.7%	28.8%

Weighted average per rentable square foot over the lease term:
Base rent	$29.22	$29.31	$15.71	$20.47	$18.46	$22.63
Tenant improvements	(0.68)	(2.28)	(0.40)	(1.64)	(0.65)	(1.13)
Leasing commissions 5/	(0.34)	(0.68)	(0.06)	0.00	(0.04)	(0.22)
Rent concessions	(0.47)	0.00	(0.04)	0.00	(0.05)	(0.11)

Effective rent	27.73	26.35	15.21	18.83	17.72	21.17
Expense stop	0.00	0.00	0.00	(0.64)	0.00	(0.13)

Equivalent effective net rent	$27.73	$26.35	$15.21	$18.19	$17.72	$21.04

Weighted average term in years	3.7	9.2	2.8	6.1	7.6	5.9

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$152,202	$1,275,370	$241,785	$158,227	$344,272	$434,371
Rentable square feet	40,271	49,132	60,665	11,279	57,245	43,718

Per rentable square foot	$3.78	$25.96	$3.99	$14.03	$6.01	$9.94

Leasing Commissions:
Total dollars committed under signed leases 5/	$28,158	$401,183	$34,975	$1,000	$20,072	$97,078
Rentable square feet	40,271	49,132	60,665	11,279	57,245	43,718

Per rentable square foot	$0.70	$8.17	$0.58	$0.09	$0.35	$2.22

Total:
Total dollars committed under signed leases	$180,360	$1,676,553	$276,760	$159,227	$364,344	$531,449
Rentable square feet	40,271	49,132	60,665	11,279	57,245	43,718

Per rentable square foot	$4.48	$34.12	$4.56	$14.12	$6.36	$12.16

1/	Includes 4K square feet of leases that start in 2012 or later.
2/	Includes 11K square feet of leases that start in 2011 or later.
3/	Includes 3K square feet of leases that start in 2011 or later.
4/	Includes 5K square feet of leases that start in 2011 or later.
5/	Excludes a full allocation of internal leasing costs.

Leasing Statistics by Market

For the Three Months Ended 12/31/09

Office Portfolio 1/

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/ 3/
Atlanta	282,790	11.4	$18.55	$19.50	$0.04
Nashville	196,470	5.1	22.02	5.53	1.85
Raleigh	137,038	7.7	18.50	20.73	1.72
Richmond	70,456	5.2	17.87	14.79	3.63
Memphis	63,572	2.3	20.83	4.14	1.13
Kansas City	13,541	4.7	27.29	15.22	7.82
Tampa	10,309	4.0	23.01	12.65	0.00
Orlando	619	3.0	18.27	7.00	1.64

	774,795	7.6	$19.76	$14.31	$1.41

Industrial Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/ 3/
Piedmont Triad	289,944	3.6	$2.62	$1.22	$0.24
Atlanta	210,461	5.2	6.08	1.94	.47

	500,405	4.3	$3.79	$1.52	$0.43

Retail Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/ 3/
Kansas City	40,271	3.7	$28.75	$3.78	$0.70

	40,271	3.7	$28.75	$3.78	$0.70

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Lease commissions by market per square foot excludes capitalized internal leasing costs.
3/	The amount of capitalized internal leasing cost not allocated to individual deals or product types was $584K.

Rental Rate Comparisons by Market

For the Three Months Ended 12/31/09

Office Portfolio 1/

Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent

Atlanta	282,790	$18.55	$23.12	-19.8%
Nashville	196,470	22.02	20.29	8.5%
Raleigh	137,038	18.50	16.50	12.1%
Richmond	70,456	17.87	19.10	-6.4%
Memphis	63,572	20.83	18.86	10.4%
Kansas City	13,541	27.29	24.83	9.9%
Tampa	10,309	23.01	23.10	-0.4%
Orlando	619	18.27	16.70	9.4%

GAAP Rent Growth	774,795	$19.76	$20.63	-4.2%

Cash Rent Growth	774,795	$18.79	$21.20	-11.4%

Industrial Portfolio

Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent

Piedmont Triad	289,944	$2.62	$3.63	-27.8%
Atlanta	110,461	6.08	5.33	14.1%

GAAP Rent Growth	500,405	$3.79	$4.04	-6.2%

Cash Rent Growth	500,405	$3.96	$4.94	-19.8%

Retail Portfolio

Market	Rentable Square Feet Leased	Current Rent	Previous Rent 2/	Percentage Change Rent

Kansas City	40,271	$28.75	$28.87	-0.4%

GAAP Rent Growth	40,271	$28.75	$28.87	-0.4%

Cash Rent Growth	40,271	$28.01	$33.21	-15.7%

Average Cash Rental Rates for All In Place Leases as of: 1/ 3/

Type	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05
Office	$20.61	$20.15	$19.14	$18.57	$17.57
Industrial	5.19	5.22	5.07	5.14	4.76
Retail 2/	34.69	31.41	31.20	29.66	27.61

Weighted average rate	$17.53	$17.18	$16.27	$15.89	$14.99

Annual % growth rate	2.0%	5.6%	2.4%	6.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Excludes percentage rent.
3/	Annualized Cash Revenue is December, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Lease Expirations

December 31, 2009

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Cash Revenue 1/	Average Rental Rate	Percent of Annualized Cash Revenue 1/

Office: 2/
2010 /3	2,251,739	12.3%	$44,893	$19.94	11.9%
2011	2,465,343	13.5%	49,966	20.27	13.3%
2012	2,480,324	13.6%	53,456	21.55	14.3%
2013	2,404,558	13.2%	52,537	21.85	14.0%
2014	2,369,355	13.0%	49,471	20.88	13.1%
2015	1,591,620	8.7%	29,792	18.72	7.9%
2016	1,023,767	5.6%	19,264	18.82	5.1%
2017	1,078,540	5.9%	20,693	19.19	5.5%
2018	637,843	3.5%	14,331	22.47	3.8%
2019	439,924	2.4%	8,456	19.22	2.2%
2020 and thereafter	1,511,552	8.3%	33,418	22.11	8.9%

	18,254,565	100.0%	$376,277	$20.61	100.0%

Industrial:
2010 /4	928,972	16.2%	$3,740	$4.03	12.5%
2011	903,344	15.7%	5,241	5.80	17.6%
2012	778,952	13.5%	3,853	4.95	12.9%
2013	625,039	10.9%	3,829	6.13	12.8%
2014	851,483	14.8%	4,472	5.25	15.0%
2015	421,149	7.3%	1,677	3.98	5.6%
2016	264,597	4.6%	1,086	4.10	3.6%
2017	61,600	1.1%	584	9.48	2.0%
2018	71,884	1.2%	251	3.49	0.8%
2019	121,470	2.1%	257	2.12	0.9%
2020 and thereafter	722,625	12.6%	4,879	6.75	16.3%

	5,751,115	100.0%	$29,869	$5.19	100.0%

1/	Annualized Cash Revenue is December, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
2/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
3/	Includes 61,000 square feet of leases that are on a month to month basis or 0.3% of total annualized revenue.
4/	Includes 50,000 square feet of leases that are on a month to month basis or 0.0% of total annualized revenue.

Note:	2010 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Lease Expirations

December 31, 2009

(Continued)

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Cash Revenue 1/	Average Rental Rate	Percent of Annualized Cash Revenue 1/

Retail:
2010 2/	79,635	9.4%	$2,202	$27.65	7.5%
2011	74,457	8.7%	1,723	23.14	5.8%
2012	90,754	10.7%	3,657	40.30	12.4%
2013	47,027	5.5%	2,190	46.57	7.4%
2014	41,014	4.8%	2,061	50.25	7.0%
2015	69,331	8.1%	3,356	48.41	11.4%
2016	59,889	7.0%	2,539	42.40	8.6%
2017	110,803	13.0%	2,554	23.05	8.6%
2018	45,975	5.4%	2,010	43.72	6.8%
2019	87,530	10.3%	2,547	29.10	8.6%
2020 and thereafter	144,800	17.1%	4,691	32.40	15.9%

	851,215	100.0%	$29,530	$34.69	100.0%

Total:
2010 3/ 4/	3,260,346	13.1%	$50,835	$15.59	11.7%
2011	3,443,144	13.9%	56,930	16.53	13.1%
2012	3,350,030	13.5%	60,966	18.20	13.9%
2013	3,076,624	12.4%	58,556	19.03	13.3%
2014	3,261,852	13.1%	56,004	17.17	12.9%
2015	2,082,100	8.4%	34,825	16.73	8.0%
2016	1,348,253	5.4%	22,889	16.98	5.3%
2017	1,250,943	5.0%	23,831	19.05	5.5%
2018	755,702	3.0%	16,592	21.96	3.8%
2019	648,924	2.6%	11,260	17.35	2.6%
2020 and thereafter	2,378,977	9.6%	42,988	18.07	9.9%

	24,856,895	100.0%	$435,676	$17.53	100.0%

1/	Annualized Cash Revenue is December, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
2/	Includes 11,000 square feet of leases that are on a month to month basis or 0.0% of total annualized revenue.
3/	Includes 122,000 square feet of leases that are on a month to month basis or 0.3% of total annualized revenue.
4/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.

Note:	2010 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Office Lease Expirations by Market by Quarter 1/

Dollars in thousands

			Three Months Ended
			3/31/10 2/	6/30/10	9/30/10	12/31/10	Total

Atlanta	RSF		33,704	10,580	174,320	17,891	236,495
	% of Total Office RSF		0.2%	0.1%	1.0%	0.1%	1.3%
	Annualized Cash Revenue	3/	$546	$200	$3,329	$357	$4,432
	% of Total Office Annl Cash Rev		0.1%	0.1%	0.9%	0.1%	1.2%

Greenville	RSF		54,507	5,240	17,045	0	76,792
	% of Total Office RSF		0.3%	0.0%	0.1%	0.0%	0.4%
	Annualized Cash Revenue	3/	$937	$98	$272	$—	$1,307
	% of Total Office Annl Cash Rev		0.2%	0.0%	0.1%	0.0%	0.3%

Kansas City	RSF		6,833	19,957	25,251	44,121	96,162
	% of Total Office RSF		0.0%	0.1%	0.1%	0.2%	0.5%
	Annualized Cash Revenue	3/	$176	$531	$777	$1,365	$2,849
	% of Total Office Annl Cash Rev		0.0%	0.1%	0.2%	0.4%	0.8%

Memphis	RSF		107,841	51,910	20,162	66,422	246,335
	% of Total Office RSF		0.6%	0.3%	0.1%	0.4%	1.3%
	Annualized Cash Revenue	3/	$2,180	$1,131	$409	$1,472	$5,192
	% of Total Office Annl Cash Rev		0.6%	0.3%	0.1%	0.4%	1.4%

Nashville	RSF		147,317	158,200	104,786	63,641	473,944
	% of Total Office RSF		0.8%	0.9%	0.6%	0.3%	2.6%
	Annualized Cash Revenue	3/	$1,570	$3,253	$2,305	$1,264	$8,392
	% of Total Office Annl Cash Rev		0.4%	0.9%	0.6%	0.3%	2.2%

Orlando	RSF		10,066	6,788	74,301	0	91,155
	% of Total Office RSF		0.1%	0.0%	0.4%	0.0%	0.5%
	Annualized Cash Revenue	3/	$236	$186	$1,808	$—	$2,230
	% of Total Office Annl Cash Rev		0.1%	0.0%	0.5%	0.0%	0.6%

Piedmont Triad	RSF		30,545	64,564	80,180	23,587	198,876
	% of Total Office RSF		0.2%	0.4%	0.4%	0.1%	1.1%
	Annualized Cash Revenue	3/	$495	$883	$1,412	$454	$3,244
	% of Total Office Annl Cash Rev		0.1%	0.2%	0.4%	0.1%	0.9%

Raleigh	RSF		172,244	70,285	37,292	43,209	323,030
	% of Total Office RSF		0.9%	0.4%	0.2%	0.2%	1.7%
	Annualized Cash Revenue	3/	$2,982	$1,466	$738	$925	$6,111
	% of Total Office Annl Cash Rev		0.8%	0.4%	0.2%	0.2%	1.6%

Richmond	RSF		92,559	120,595	37,824	50,129	301,107
	% of Total Office RSF		0.5%	0.7%	0.2%	0.3%	1.6%
	Annualized Cash Revenue	3/	$1,822	$2,184	$726	$1,009	$5,741
	% of Total Office Annl Cash Rev		0.5%	0.6%	0.2%	0.3%	1.5%

Tampa	RSF		33,419	98,704	62,068	13,652	207,843
	% of Total Office RSF		0.2%	0.5%	0.3%	0.1%	1.1%
	Annualized Cash Revenue	3/	$848	$2,633	$1,542	$375	$5,398
	% of Total Office Annl Cash Rev		0.2%	0.7%	0.4%	0.1%	1.4%

Total	RSF		689,035	606,823	633,229	322,652	2,251,739
	% of Total Office RSF		3.7%	3.3%	3.5%	1.8%	12.3%
	Annualized Cash Revenue	3/	$11,792	$12,565	$13,318	$7,221	$44,896
	% of Total Office Annl Cash Rev		3.1%	3.3%	3.5%	1.9%	11.9%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Includes 61,000 square feet of leases that are on a month to month basis or 0.3% of total annualized revenue.
3/	Annualized Cash Revenue is December, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Industrial Lease Expirations by Market by Quarter

Dollars in thousands

			Three Months Ended
			3/31/10 1/	6/30/10	9/30/10	12/31/10	Total

Atlanta	RSF		101,200	64,099	133,002	63,804	362,105
	% of Total Industrial RSF		1.8%	1.1%	2.3%	1.1%	6.3%
	Annualized Cash Revenue	2/	$535	$73	$896	$339	$1,843
	% of Total Industrial Annl Cash Rev		1.8%	0.2%	3.0%	1.1%	6.2%

Piedmont Triad	RSF		304,771	137,515	107,537	17,044	566,867
	% of Total Industrial RSF		5.3%	2.4%	1.9%	0.3%	9.9%
	Annualized Cash Revenue	2/	$915	$226	$593	$163	$1,897
	% of Total Industrial Annl Cash Rev		3.1%	0.8%	2.0%	0.5%	6.4%

Total	RSF		405,971	201,614	240,539	80,848	928,972
	% of Total Industrial RSF		7.1%	3.5%	4.2%	1.4%	16.2%
	Annualized Cash Revenue	2/	$1,450	$299	$1,489	$502	$3,740
	% of Total Industrial Annl Cash Rev		4.9%	1.0%	5.0%	1.7%	12.6%

1/	Includes 50,000 square feet of leases that are on a month to month basis or 0.0% of total annualized revenue.
2/	Annualized Cash Revenue is December, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Office Lease Expirations by Market by Year 1/

Dollars in thousands

			2010 2/	2011	2012	2013	Thereafter

Atlanta	RSF		236,495	72,983	322,653	361,529	1,315,763
	% of Total Office RSF		1.3%	0.4%	1.8%	2.0%	7.2%
	Annualized Cash Revenue	3/	$4,431	$1,429	$7,438	$6,845	$28,536
	% of Total Office Annl Cash Rev		1.2%	0.4%	2.0%	1.8%	7.6%

Greenville	RSF		76,792	104,244	220,902	121,602	270,599
	% of Total Office RSF		0.4%	0.6%	1.2%	0.7%	1.5%
	Annualized Cash Revenue	3/	$1,308	$1,946	$3,808	$2,088	$5,185
	% of Total Office Annl Cash Rev		0.3%	0.5%	1.0%	0.6%	1.4%

Kansas City	RSF		96,162	82,277	75,736	15,240	280,354
	% of Total Office RSF		0.5%	0.5%	0.4%	0.1%	1.5%
	Annualized Cash Revenue	3/	$2,849	$2,133	$1,915	$379	$7,382
	% of Total Office Annl Cash Rev		0.8%	0.6%	0.5%	0.1%	2.0%

Memphis	RSF		246,335	163,968	165,742	205,360	666,242
	% of Total Office RSF		1.3%	0.9%	0.9%	1.1%	3.6%
	Annualized Cash Revenue	3/	$5,192	$3,498	$3,536	$4,704	$13,629
	% of Total Office Annl Cash Rev		1.4%	0.9%	0.9%	1.3%	3.6%

Nashville	RSF		473,944	393,524	323,282	293,805	1,412,643
	% of Total Office RSF		2.6%	2.2%	1.8%	1.6%	7.7%
	Annualized Cash Revenue	3/	$8,392	$9,022	$7,067	$6,011	$26,613
	% of Total Office Annl Cash Rev		2.2%	2.4%	1.9%	1.6%	7.1%

Orlando	RSF		91,155	114,033	6,449	21,149	160,315
	% of Total Office RSF		0.5%	0.6%	0.0%	0.1%	0.9%
	Annualized Cash Revenue	3/	$2,230	$2,611	$206	$575	$4,428
	% of Total Office Annl Cash Rev		0.6%	0.7%	0.1%	0.2%	1.2%

Piedmont Triad	RSF		198,876	433,968	404,512	144,383	473,094
	% of Total Office RSF		1.1%	2.4%	2.2%	0.8%	2.6%
	Annualized Cash Revenue	3/	$3,244	$6,496	$7,814	$2,260	$6,406
	% of Total Office Annl Cash Rev		0.9%	1.7%	2.1%	0.6%	1.7%

Raleigh	RSF		323,030	560,904	441,309	345,238	1,843,403
	% of Total Office RSF		1.8%	3.1%	2.4%	1.9%	10.1%
	Annualized Cash Revenue		$6,108	$11,647	$8,837	$6,520	$36,355
	% of Total Office Annl Cash Rev		1.6%	3.1%	2.3%	1.7%	9.7%

Richmond	RSF		301,107	385,483	236,176	313,363	841,930
	% of Total Office RSF		1.6%	2.1%	1.3%	1.7%	4.6%
	Annualized Cash Revenue	3/	$5,741	$7,389	$4,492	$6,211	$14,837
	% of Total Office Annl Cash Rev		1.5%	2.0%	1.2%	1.7%	3.9%

Tampa	RSF		207,843	153,959	283,563	582,889	1,388,258
	% of Total Office RSF		1.1%	0.8%	1.6%	3.2%	7.6%
	Annualized Cash Revenue	3/	$5,397	$3,795	$8,343	$16,944	$32,056
	% of Total Office Annl Cash Rev		1.4%	1.0%	2.2%	4.5%	8.5%

Total	RSF		2,251,739	2,465,343	2,480,324	2,404,558	8,652,601
	% of Total Office RSF		12.3%	13.5%	13.6%	13.2%	47.4%
	Annualized Cash Revenue	3/	$44,892	$49,966	$53,456	$52,537	$175,427
	% of Total Office Annl Cash Rev		11.9%	13.3%	14.2%	14.0%	46.6%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Includes 61,000 square feet of leases that are on a month to month basis or 0.3% of total annualized revenue.
3/	Annualized Cash Revenue is December, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Industrial Lease Expirations by Market by Year

Dollars in thousands

			2010 1/	2011	2012	2013	Thereafter

Atlanta	RSF		362,105	502,007	288,570	357,416	1,390,295
	% of Total Industrial RSF		6.3%	8.7%	5.0%	6.2%	24.2%
	Annualized Cash Revenue	2/	$1,843	$3,075	$1,686	$2,030	$8,444
	% of Total Industrial Annl Cash Rev		6.2%	10.3%	5.6%	6.8%	28.3%

Piedmont Triad	RSF		566,867	401,337	490,382	267,623	1,124,513
	% of Total Industrial RSF		9.9%	7.0%	8.5%	4.7%	19.6%
	Annualized Cash Revenue	2/	$1,897	$2,166	$2,166	$1,799	$4,762
	% of Total Industrial Annl Cash Rev		6.4%	7.3%	7.3%	6.0%	15.9%

Total	RSF		928,972	903,344	778,952	625,039	2,514,808
	% of Total Industrial RSF		16.2%	15.7%	13.5%	10.9%	43.7%
	Annualized Cash Revenue	2/	$3,740	$5,241	$3,852	$3,829	$13,206
	% of Total Industrial Annl Cash Rev		12.5%	17.5%	12.9%	12.8%	44.2%

1/	Includes 50,000 square feet of leases that are on a month to month basis or 0.0% of total annualized revenue.
2/	Annualized Cash Revenue is December, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Customer Diversification 1/

December 31, 2009

Dollars in thousands

Top 20 Customers

Customer	RSF	Annualized Cash Revenue 2/	Percent of Annualized Cash Revenue 2/	Average Remaining Lease Term in Years
Federal Government	1,901,654	$38,750	8.89%	8.1
AT&T	768,579	14,678	3.37%	4.2
Price Waterhouse Coopers	400,178	11,531	2.65%	2.7
State of Georgia	375,105	8,222	1.89%	7.5
Healthways	290,689	7,490	1.72%	12.5
T-Mobile USA	207,517	6,047	1.39%	3.9
Metropolitan Life Insurance	296,595	5,953	1.37%	8.0
BB&T	267,463	4,541	1.04%	3.6
Lockton Companies	160,561	4,424	1.02%	5.2
Syniverse Technologies	198,750	4,201	0.96%	6.8
RBC Bank	164,271	4,084	0.94%	17.0
Fluor Enterprises	209,474	3,763	0.86%	2.1
SCI Services 3/	162,784	3,641	0.84%	7.6
HCA Corporation	180,164	3,620	0.83%	4.5
Volvo	249,136	3,354	0.77%	4.5
Jacobs Engineering Group	181,794	3,078	0.71%	5.7
Vanderbilt University	144,611	3,056	0.70%	5.8
Wells Fargo/Wachovia	125,995	3,013	0.69%	1.6
Lifepoint Corporate Services	139,625	2,894	0.66%	1.6
Icon Clinical Research	102,647	2,492	0.57%	2.0

	6,527,592	$138,832	31.87%	6.4

By Industry
	Percent of Annualized Cash Revenue 2/
Category
Professional, Scientific, and Technical Services	20.5%
Government/Public Administration	11.4%
Finance/Banking	10.7%
Health Care and Social Assistance	8.1%
Insurance	7.7%
Wholesale Trade	6.6%
Manufacturing	5.4%
Retail Trade	5.3%
Telecommunication	5.3%
Information	4.2%
Administrative and Support Services	3.5%
Real Estate Rental and Leasing	3.1%
Accommodation and Food Services	2.5%
Transportation and Warehousing	2.0%
Other Services (except Public Administration)	1.9%
Educational Services	1.8%

	100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Annualized Cash Revenue is December, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
3/	SCI Services is a wholly owned subsidiary of Morgan Stanley.

Same Property Performance

Dollars and Square Feet in thousands

	Three months ended December 31,		Percentage Change
	2009	2008
Rental revenues 1/	$98,349	$103,094	-4.6%
Operating expenses	(34,964)	(37,880)	7.7%

	63,385	65,214	-2.8%
Straight line rent	(19)	(380)	-95.0%

	63,366	64,834	-2.3%
Lease termination fees	179	215	-16.7%

Net operating income	$63,545	$65,049	-2.3%

Average occupancy	88.1%	91.2%	-3.4%

Rentable square feet	25,352	25,352

	Twelve months ended December 31,		Percentage Change
	2009	2008
Rental revenues 1/	$398,489	$407,454	-2.2%
Operating expenses	(141,456)	(143,123)	1.2%

	257,033	264,331	-2.8%
Straight line rent	(737)	2,168	-134.0%

	256,296	266,499	-3.8%
Lease termination fees	1,509	2,558	-41.0%

Net operating income	$258,209	$269,012	-4.2%

Average occupancy	88.0%	91.2%	-3.5%

Rentable square feet	25,352	25,352

	Fourth Quarter: 2009 vs 2008		Full Year: 2009 vs 2008
Market	NOI 2/ Percentage Change	Occupancy Percentage Change	NOI 2/ Percentage Change	Occupancy Percentage Change
Atlanta	-0.9%	-3.2%	-.1%	-2.0%
Greenville	-12.8%	-6.3%	-0.6%	0.0%
Kansas City	-12.3%	0.3%	-14.7%	-0.6%
Memphis	-2.7%	-1.8%	-4.6%	-1.1%
Nashville	-1.2%	-0.6%	0.2%	-1.1%
Orlando	12.1%	-2.2%	5.8%	0.8%
Piedmont Triad	1.8%	-7.8%	-3.7%	-8.2%
Raleigh	-6.9%	-7.8%	-8.7%	-7.2%
Richmond	2.7%	2.1%	-.4%	-0.1%
Tampa	7.0%	-0.3%	-.6%	-2.7%

	-2.3%	-3.4%	-3.8%	-3.5%

1/	Excludes straight line rents and lease termination fees.
2/	Includes straight line rents and excludes lease termination fees.

Disposition Activity

Dollars in thousands

Name	Market	Type 1/	Date Sold	Square Footage	Occupancy	Gross Sales Price

First quarter 2009:
Somerset	Kansas City	I	01/16/09	4,000	46.5%	$200

First quarter totals				4,000	46.5%	$200

Second quarter 2009:
KC Community Centers	Kansas City	R	05/28/09	413,000	96.2%	$62,142

Second quarter totals				413,000	96.2%	$62,142

Third quarter 2009:
None

Fourth quarter 2009:
2205 Walnut Street 2/	Raleigh	O	12/03/09	30,000	100.0%	$4,150
101 Winners Circle	Nashville	O	12/22/09	60,000	100.0%	6,861
Highwoods Square	Triad	R	11/02/09	10,000	100.0%	4,231
2051 Griffith Road	Triad	R	11/02/09	30,000	100.0%	4,769

Fourth quarter totals				130,000	100.0%	$20,011

2009 totals				547,000	96.7%	$82,353

1/	The letters “I,” “R,” and “O” represent Industrial, Retail, and Office, respectively.
2/	Accounted for as a financing transaction at December 31, 2009 and will be accounted for as a completed sale in first quarter of 2010.

Development Activity

Dollars in thousands

Property	Market	Type	Rentable Square Feet	Anticipated Total Investment	Investment as of 12/31/09			Pre Leased %	Estimated Completion Date	Estimated Stabilization Date
Completed Not Stabilized 1/
Office:
Cool Springs IV	Nashville	O	153,000	$27,597		$25,068		74%	3Q 08	1Q 10
Triad Centre III	Memphis	O	148,000	$29,187		$27,593		17%	4Q 09	2Q 11

Total or Weighted Average			301,000	$56,784		$52,661		46%

						$ Weighted %		45%

Industrial:
River Point IV	Atlanta	I	200,000	$12,414		$11,496		50%	1Q 09	2Q 10

Total or Weighted Average			200,000	$12,414		$11,496		50%

					$	Weighted	%	50%

Grand Total or Weighted Average			501,000	$69,198		$64,157		48%

					$	Weighted	%	46%

For Sale Residential Condominiums

		Units For Sale	Units Sold	Gross Sale Proceeds	Net Gain 5/
RBC Plaza Condominiums 2/ 3/ 4/	Raleigh	38	101	$42,327	$5,767

1/	“Completed Not Stabilized” properties are recorded in the Consolidated Balance Sheet in the Land and Building accounts, not Development-in-Process.
2/	In January 2007 the Company executed a Joint Venture agreement for this development. The Company has a majority interest and consolidates this Joint Venture.
3/	Units Sold, Gross Sale Proceeds and Net Gain are as of 2/2/10.
4/	As of 12/31/09, 99 Units were Sold, Gross Sale Proceeds were $41.5 million and Net Gain was $5.6 million. 4Q09 Net Gain to the Company was $210K.
5/	Gains include any forfeited deposits and are net of partner’s interest.

Development Land

December 31, 2009

Dollars in thousands

Market	Usable Acres	Total Estimated Market Value
Atlanta	233	$32,654
Raleigh	190	40,934
Greensboro	47	9,087
Richmond	33	9,153
Tampa	20	14,417
Nashville	16	11,099
Orlando	16	12,576
Memphis	15	3,396
Baltimore	7	1,800
Winston-Salem	3	1,250
Kansas City	1	2,100

Total 1/2/	581	$138,466

1/	Developable square footage on core land holdings, which constitute 490 of the total 581 acres, is approximately 5.4 million of office space and 2.5 million of industrial space.
2/	Includes 4.4 acres ($1.4 million based on expected gross proceeds) included in property held for sale at December 31, 2009.

Acquisition Activity

Dollars in thousands

Name	Market	Type	Date Acquired	Square Footage	Total Cost

First quarter 2009:
None

Second quarter 2009:
None

Third quarter 2009:
None

Fourth quarter 2009:
4200 Cypress 2/	Tampa	O	11/16/09	220,000	$24,700

Fourth quarter totals				220,000	24,700

2009 totals				220,000	$24,700

1/	The letter “O” represents Office.
2/	Cost includes certain improvement costs.

Unconsolidated Joint Ventures Assets, Debt and Liabilities

December 31, 2009

Dollars in thousands

			Venture’s Books
Joint Venture	Type 1/	Own %	Total Assets	Debt	Total Liabilities

Board of Trade Investment Co.	O	49.0%	$7,263	$—	$95
Dallas County Partners I, LP	O/I	50.0%	28,649	47,300	50,551
Dallas County Partners II, LP	O	50.0%	12,960	12,716	14,297
Dallas County Partners III, LP	O	50.0%	124	—	42
Fountain Three	O/I/R	50.0%	25,455	32,022	34,750
RRHWoods , LLC	O/M	50.0%	85,092	79,978	85,170
Kessinger/Hunter, LLC	—	26.5%	7,088	—	354
4600 Madison Associates, LP	O	12.5%	16,016	11,624	12,032
Highwoods DLF 98/29, LP	O	22.8%	130,901	67,975	71,879
Highwoods DLF 97/26 DLF 99/32, LP	O	42.9%	89,629	49,210	51,600
Concourse Center Associates, LLC	O	50.0%	13,503	8,430	8,645
Plaza Colonnade, LLC	O/R	50.0%	70,699	64,447	65,554
Highwoods KC Glenridge Office, LP	O	40.0%	23,240	16,118	16,649
Highwoods KC Glenridge Land, LP	O	40.0%	776	—	115
Highwoods KC Orlando, LLC	O	40.0%	198,320	136,764	144,299
Highwoods DLF Forum, LLC	O	25.0%	112,971	67,500	70,696
Highwoods Development B, LLC	O	10.00%	4,255	—	213

Total			$826,941	$594,084	$626,941

			Highwoods’ Share of Joint Venture
Joint Venture	Type 1/	Own %	Total Assets	Debt	Total Liabilities

Board of Trade Investment Co.	O	49.00%	$3,559	$—	$47
Dallas County Partners I, LP	O/I	50.00%	14,325	23,650	25,276
Dallas County Partners II, LP	O	50.00%	6,480	6,358	7,149
Dallas County Partners III, LP	O	50.00%	62	—	21
Fountain Three	O/I/R	50.00%	12,728	16,011	17,375
RRHWoods , LLC	O/M	50.00%	42,546	39,989	42,585
Kessinger/Hunter, LLC	—	26.50%	1,878	—	94
4600 Madison Associates, LP	O	12.50%	2,002	1,453	1,504
Highwoods DLF 98/29, LP	O	22.81%	29,859	15,505	16,396
Highwoods DLF 97/26 DLF 99/32, LP	O	42.93%	38,478	21,126	22,152
Concourse Center Associates, LLC	O	50.00%	6,752	4,215	4,323
Plaza Colonnade, LLC		50.00%	35,350	32,224	32,777
Highwoods KC Glenridge Office, LP	O	40.00%	9,296	6,447	6,660
Highwoods KC Glenridge Land, LP	O	40.00%	310	—	46
Highwoods KC Orlando, LLC	O	40.00%	79,328	54,705	57,720
Highwoods DLF Forum, LLC	O	25.00%	28,238	16,872	17,671
Highwoods Development B, LLC	O	10.00%	426	—	21

Total 2/			$311,617	$238,555	$251,817

1/	The letters “O”, “I”, “R”, and “M” represent Office, Industrial, Retail, and Multi-Family, respectively.
2/	Highwoods’ share of equity from these tables will not equal Investments in Unconsolidated Affiliates on the Consolidated Balance Sheet due to various purchase accounting and related adjustments as well as negative investment balances reclassed to Liabilities, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Unconsolidated Joint Ventures Income

For the Three Months Ended December 31, 2009

Dollars in thousands

		Venture’s Books
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Gain/(loss) on Sale	Net Income/ (Loss)

Board of Trade Investment Co.	49.00%	$403	$196	$—	$165	$—	$42
Dallas County Partners I, LP	50.00%	2,410	1,545	743	418	—	(296)
Dallas County Partners II, LP	50.00%	1,729	880	316	217	—	316
Dallas County Partners III, LP	50.00%	54	58	—	—	—	(4)
Fountain Three	50.00%	1,907	983	508	390	—	26
RRHWoods , LLC	50.00%	4,558	2,645	821	1,088	—	4
Kessinger/Hunter, LLC	26.50%	2,674	2,399	—	148	—	127
4600 Madison Associates, LP	12.50%	959	488	203	390	—	(122)
Highwoods DLF 98/29, LP	22.81%	4,051	1,394	1,129	1,135	—	393
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	3,557	1,233	954	1,053	—	317
Concourse Center Associates, LLC	50.00%	468	143	154	78	—	93
Plaza Colonnade, LLC	50.00%	2,769	872	945	644	—	308
Highwoods KC Glenridge Office, LP	40.00%	657	361	207	219	—	(130)
Highwoods KC Glenridge Land, LP	40.00%	—	2	—	—	—	(2)
Highwoods KC Orlando, LLC	40.00%	7,838	3,423	1,803	1,775	—	837
Highwoods DLF Forum, LLC	25.00%	3,447	1,212	878	1,356	—	1
Highwoods Development B, LLC	10.00%	—	—	—	—	—	—

Total		$37,481	$17,834	$8,661	$9,076	$—	$1,910

		Highwoods’ Share of Joint Venture
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Gain/(loss) on Sale	Net Income/ (Loss)

Board of Trade Investment Co.	49.00%	$197	$96	$—	$81	$—	$20
Dallas County Partners I, LP	50.00%	1,205	773	371	209	—	(148)
Dallas County Partners II, LP	50.00%	864	440	158	109	—	157
Dallas County Partners III, LP	50.00%	27	29	—	—	—	(2)
Fountain Three	50.00%	954	492	254	195	—	13
RRHWoods , LLC	50.00%	2,279	1,322	411	544	—	2
Kessinger/Hunter, LLC	26.50%	709	635	—	40	—	34
4600 Madison Associates, LP	12.50%	120	61	25	48	—	(14)
Highwoods DLF 98/29, LP	22.81%	924	318	258	259	—	89
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	1,527	530	410	452	—	135
Concourse Center Associates, LLC	50.00%	234	71	77	39	—	47
Plaza Colonnade, LLC		1,385	436	473	322	—	154
Highwoods KC Glenridge Office, LP	40.00%	263	144	83	88	—	(52)
Highwoods KC Glenridge Land, LP	40.00%	—	—	—	—	—	—
Highwoods KC Orlando, LLC	40.00%	3,135	1,369	722	710	—	334
Highwoods DLF Forum, LLC	25.00%	861	303	219	339	—	—
Highwoods Development B, LLC	10.00%	—	—	—	—	—	—

Total 1/ 2/		$14,684	$7,019	$3,461	$3,435	$—	$769

1/	Highwoods’ share of Depreciation and Amortization from these tables will not equal Depreciation and Amortization of Real Estate Assets for Unconsolidated Affiliates on the Statement of Funds from Operations due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.
2/	Highwoods’ share of Net Income from these tables will not equal Equity in Earnings of Unconsolidated Affiliates on the Consolidated Income Statement due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Unconsolidated Joint Ventures Income

For the Year Ended December 31, 2009

Dollars in thousands

		Venture’s Books
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Gain/(loss) on Sale	Net Income/ (Loss)

Board of Trade Investment Co.	49.00%	$2,288	$1,464	$—	$571	$—	$253
Dallas County Partners I, LP	50.00%	9,309	6,001	3,014	1,760	—	(1,466)
Dallas County Partners II, LP	50.00%	6,432	2,974	1,394	865	—	1,199
Dallas County Partners III, LP	50.00%	226	232	—	—	—	(6)
Fountain Three	50.00%	7,661	3,731	2,069	1,383	—	478
RRHWoods , LLC	50.00%	17,339	9,764	3,231	4,205	—	139
Kessinger/Hunter, LLC	26.50%	10,105	9,556	—	591	—	(42)
4600 Madison Associates, LP	12.50%	4,713	2,147	840	1,699	—	27
Highwoods DLF 98/29, LP	22.81%	16,720	6,362	4,646	4,638	3,426	4,500
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	13,900	5,527	4,046	4,226	(463)	(362)
Concourse Center Associates, LLC	50.00%	1,903	536	622	309	—	436
Plaza Colonnade, LLC	50.00%	10,939	3,730	3,783	2,390	—	1,036
Highwoods KC Glenridge Office, LP	40.00%	2,714	1,571	824	772	—	(453)
Highwoods KC Glenridge Land, LP	40.00%	—	11	—	—	—	(11)
Highwoods KC Orlando, LLC	40.00%	31,848	13,948	7,264	7,081	—	3,555
Highwoods DLF Forum, LLC	25.00%	13,725	4,790	3,512	5,731	—	(308)
Highwoods Development B, LLC	10.00%	—	—	—	—	—	—

Total		$149,822	$72,344	$35,245	$36,221	$2,963	$8,975

		Highwoods’ Share of Joint Venture
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Gain/(loss) on Sale	Net Income/ (Loss)

Board of Trade Investment Co.	49.00%	$1,121	$717	$—	$280	$—	$124
Dallas County Partners I, LP	50.00%	4,655	3,001	1,507	880	—	(733)
Dallas County Partners II, LP	50.00%	3,216	1,487	697	433	—	599
Dallas County Partners III, LP	50.00%	113	116	—	—	—	(3)
Fountain Three	50.00%	3,831	1,866	1,035	692	—	238
RRHWoods , LLC	50.00%	8,670	4,882	1,616	2,103	—	69
Kessinger/Hunter, LLC	26.50%	2,678	2,532	—	157	—	(11)
4600 Madison Associates, LP	12.50%	589	268	105	212	—	4
Highwoods DLF 98/29, LP	22.81%	3,814	1,451	1,060	1,058	781	1,026
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	5,967	2,373	1,737	1,814	(199)	(156)
Concourse Center Associates, LLC	50.00%	952	268	311	155	—	218
Plaza Colonnade, LLC	50.00%	5,470	1,865	1,892	1,195	—	518
Highwoods KC Glenridge Office, LP	40.00%	1,086	628	330	309	—	(181)
Highwoods KC Glenridge Land, LP	40.00%	—	4	—	—	—	(4)
Highwoods KC Orlando, LLC	40.00%	12,739	5,579	2,906	2,832	—	1,422
Highwoods DLF Forum, LLC	25.00%	3,431	1,198	878	1,433	—	(78)
Highwoods Development B, LLC	10.00%	—	—	—	—	—	—

Total 1/ 2/		$58,332	$28,235	$14,074	$13,553	$582	$3,052

1/	Highwoods’ share of Depreciation and Amortization from these tables will not equal Depreciation and Amortization of Real Estate Assets for Unconsolidated Affiliates on the Statement of Funds from Operations due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.
2/	Highwoods’share of Net Income from these tables will not equal Equity in Earnings of Unconsolidated Affiliates on the Consolidated Income Statement due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Unconsolidated Joint Ventures Long-Term Debt Detail 1/

Dollars in thousands

Joint Venture	Own %	Lender	Interest Rate	Maturity Date	Loan Balance 12/31/09
Dallas County Partners I, LP	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	$40,386
Dallas County Partners I, LP	50.0%	Regions	6.30%	Jun-14	3,330
Dallas County Partners I, LP	50.0%	Thrivent	8.45%	Aug-10	1,502
Dallas County Partners I, LP	50.0%	Bankers Trust	8.00%	Jul-11	1,106
Dallas County Partners I, LP	50.0%	Sun Life	5.92%	Feb-16	976

			6.31%		47,300
Dallas County Partners II, LP	50.0%	Principal Life Insurance Company	10.19%	Jun-13	12,716

Fountain Three	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	16,121
Fountain Three	50.0%	Thrivent	7.00%	Sep-12	4,991
Fountain Three	50.0%	Thrivent	6.01%	Sep-17	3,570
Fountain Three	50.0%	Thrivent	6.01%	Sep-17	3,570
Fountain Three	50.0%	Bankers Trust	6.94%	Aug-19	3,770

			6.36%		32,022
RRHWoods, LLC	50.0%	Bank of America	6.80%	Sep-12	25,665
RRHWoods, LLC	50.0%	Industrial Revenue Bonds /2	0.38%	Nov-15	23,000
RRHWoods, LLC	50.0%	Massachusetts Mutual Life Ins. Co.	5.85%	Mar-16	8,173
RRHWoods, LLC	50.0%	Industrial Revenue Bonds /2	0.39%	Sep-15	6,000
RRHWoods, LLC	50.0%	Industrial Revenue Bonds /2	0.37%	Nov-15	5,500
RRHWoods, LLC	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	4,460
RRHWoods, LLC	50.0%	UNUM Life Insurance Company	5.67%	Mar-17	3,850
RRHWoods, LLC	50.0%	Regions	6.30%	Jun-14	3,330

			3.82%		79,978
Plaza Colonnade, LLC	50.0%	Met Life	5.72%	Jan-17	47,242
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.90%	Mar-24	12,345
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	6.00%	Mar-16	4,350
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.38%	Mar-10	510

			5.77%		64,447
Highwoods KC Orlando, LLC	40.0%	Met Life	5.21%	Jul-14	136,764
Highwoods DLF Forum, LLC	25.0%	Jackson National Life Insurance Company	5.13%	Nov-13	67,500
Highwoods DLF 97/26 DLF 99/32, LP	42.9%	Massachusetts Mutual Life Ins. Co.	7.66%	May-12	49,210
Highwoods DLF 98/29, LP	22.8%	USG Annuity & Life Company	6.78%	Apr-11	40,325
Highwoods DLF 98/29, LP	22.8%	Goldman Sachs	6.11%	Jul-17	27,650
Highwoods KC Glenridge Office	40.0%	Wachovia	4.84%	May-14	16,118
4600 Madison Associates, LLC	12.5%	State Farm	6.85%	Apr-18	11,624
Concourse Center Associates, LLC	50.0%	Lincoln National Life Insurance Co.	6.95%	Jul-10	8,430

			5.86%		357,621

			5.73%		$594,084

Highwoods’ share of the above					$238,555

1/	Excludes loans related to two “consolidated” joint ventures.
2/	Floating rate loan based on market rates.

Joint Ventures Portfolio Summary

As of December 31, 2009

Summary by Location:

	Rentable Square Feet		Percentage of Annualized Cash Revenue Highwoods’ Share Only 1/
Market		Occupancy	Office	Industrial	Retail	Multi-Family	Total
Des Moines 2/	2,506,000	87.3%	26.8%	4.1%	0.7%	3.3%	34.9%
Orlando	1,853,000	87.2%	28.6%	—	—	—	28.6%
Kansas City	719,000	82.0%	10.2%	—	—	—	10.2%
Atlanta	835,000	73.2%	9.1%	—	—	—	9.1%
Raleigh	814,000	91.9%	7.6%	—	—	—	7.6%
Richmond	413,000	100.0%	4.8%	—	—	—	4.8%
Piedmont Triad	258,000	60.7%	2.1%	—	—	—	2.1%
Tampa	205,000	94.2%	2.0%	—	—	—	2.0%
Charlotte	148,000	100.0%	0.7%	—	—	—	0.7%

Total 3/	7,751,000	86.0%	91.9%	4.1%	0.7%	3.3%	100.0%

1/	Annualized Cash Revenue is December, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
2/	Excludes 418 apartment units and related occupancy percentage of 91.9%.
3/	Includes 618,000 square feet of properties in joint ventures that are consolidated.

Joint Ventures Lease Expirations

December 31, 2009

Dollars in thousands

Year	Rentable Square Feet Expiring 1/	Percent of Rentable Square Feet 1/	Annualized Cash Revenue 2/	Average Rental Rate	Percent of Annualized Cash Revenue 2/
Total
2010	787,378	11.8%	$14,609	$18.55	10.6%
2011	1,036,609	15.6%	21,167	20.42	15.4%
2012	545,100	8.2%	12,014	22.04	8.7%
2013	1,227,857	18.5%	25,209	20.53	18.2%
2014	994,389	14.9%	23,946	24.08	17.3%
2015	801,561	12.0%	15,237	19.01	11.1%
2016	94,097	1.4%	1,744	18.53	1.3%
2017	664,559	10.0%	14,172	21.33	10.3%
2018	103,039	1.5%	2,353	22.84	1.7%
2019	109,419	1.6%	1,186	10.84	0.9%
2020 and thereafter	297,235	4.5%	6,141	20.66	4.5%

	6,661,243	100.0%	$137,778	$20.68	100.0%

1/	Includes square feet expiring in properties in joint ventures that are consolidated.
2/	Annualized Cash Revenue is December, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Joint Venture Acquisition and Disposition Activity

Dollars in thousands

Acquisitions

Name	Own %	Market	Type	Date Acquired	Square Footage	Total Cost

First quarter 2009:
None

Second quarter 2009:
None

Third quarter 2009:
None

Fourth quarter 2009:
None

Dispositions
Name	Own %	Market	Type 1/	Date Sold	Square Footage	Occupancy	Gross Sales Price

First quarter 2009:
None

Second quarter 2009:
Automatic Data Processing	22.8%	Baltimore	O	04/15/09	110,000	100.0%	$14,800

Second quarter totals					110,000	100.0%	$14,800

Third quarter 2009:
Corporate Square	42.9%	Winston-Salem	O	07/24/09	106,000	0.0%	$7,100

Third quarter totals					106,000	0.0%	$7,100

Fourth quarter 2009:
None

2009 totals					216,000	50.9%	$21,900

1/	The letter “O” represents Office.

Joint Venture Development Activity

Dollars in thousands

In Progress
Property	% Ownership	Market	Rentable Square Feet	Anticipated Total Investment	Investment as of 12/31/09	Pre- Leasing	Estimated In-Service Date
Charlotte GSA	10%	Charlotte	171,460	$46,493	$4,202	100%	3Q11

In Progress Total				$46,493	$4,202

Highwoods’ Share of the above				$4,649	$420